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                                                                      Exhibit 21

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION OF
SUBSIDIARY                                                          INCORPORATION
1950 Williams Drive, LLC                                              Delaware
4045181 Canada Inc.                                                   Ontario
Advanced Thermodynamics Inc.                                          Ontario
Access Medical S.A.                                                   France
AeroForge Corporation (1)                                             Indiana
Air Cargo Equipment Corporation                                       Delaware
Airfoil Technologies International-California, Inc                    Delaware
Airfoil Technologies International-Ohio, Inc. (APS)                   Delaware
Airfoil Technologies International LLC                                Delaware
Airfoil Technologies International-UK, Ltd.                           UK
Airfoil Technologies Singapore PTE LTD                                Singapore
American General Aircraft Holding Co., Inc.                           Delaware
Astraflex Limited                                                     UK
Autogas Techniek Holland B.V.                                         Netherlands
Bavaria Cargo Technologie GmbH                                        Germany
Capro de Mexico, S.A. de C.V.                                         Mexico
Capro GP LLC                                                          Delaware
Capro LP LLC                                                          Delaware
Capro, Ltd.                                                           Texas
Capro-Casiraghi S.r.l.                                                Italy
Capro-Hungary Service Parts Manufacturing LLC                         Hungary
Cepco Precision Company of Canada, Inc.                               Canada
Chemtronics International Ltd.                                        UK
Chongqing Teleflex Automotive Parts Co., Ltd.                         China
Cofraca S.A.                                                          France
Compart Automotive B.V.                                               The Netherlands
Entech, Inc.                                                          New Jersey
Gator-Gard Incorporated                                               Delaware
Gibeck Larry Care AB                                                  Sweden
HRC Holding Inc.                                                      US
Hudson Ensenada                                                       Mexico
Hudson Euro Co.Holding S.a.r.l.                                       Luxembourg
Hudson RCI AB                                                         Sweden
Hudson RCI GmBH                                                       Germany
Hudson RCI (UK) Ltd.                                                  UK
Hudson RCI SAS                                                        France
Hudson Respiratory Care Inc.                                          US

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION OF
SUBSIDIARY                                                          INCORPORATION
Hudson Respiratory Care Tecate, S. de R.L. de C.V.                    Mexico
ICOR AB                                                               Sweden
ICOR Holding AB                                                       Sweden
IH Holding LLC                                                        Delaware
Industrias Hudson S.A. de C.V.                                        Mexico
Inmed (Malaysia) Holdings Sdn. Berhad                                 Malaysia
Inmed Acquisition, Inc.                                               Delaware
Inmed Corporation (6)                                                 Georgia
Intelligent Applications Limited                                      UK
Koltec-Necam, B.V.                                                    Netherlands
Kwieclass Sdn. Bhd.                                                   Malaysia
Lehr Precision, Inc. (7)                                              Ohio
Mal Tool & Engineering Limited                                        UK
McKechnie Engineered Plastics Limited and                             UK
McKechnie Vehicle Components USA, Inc.                                Delaware
Meddig Medizintechnik Vertriebs-GmbH                                  Germany
Medical Service Vertriebs-GmbH                                        Germany
Mediland Rusch Care S.r.l.                                            Italy
Morse Controls S.L. Spain                                             Spain
Norland Plastics Company                                              Delaware
Pabisch GmbH                                                          Germany
Pilling Weck Chiurgische Produkte GmbH                                Germany
Pilling Weck Incorporated (8)                                         Delaware
Pilling Weck Incorporated (9)                                         Pennsylvania
Pilling Weck (Asia) PTE Ltd. (10)                                     Singapore
Pilling Weck (Canada)Ltd.                                             Canada
Pilling Weck Canada L.P.                                              Canada
Pilling Weck n.v.                                                     Belgium
Productos Aereos, S.A. de C.V.                                        Mexico
RMH Controls Limited                                                  UK
Rusch Asia Pacific Sdn. Berhad                                        Malaysia
Rusch Austria GmbH                                                    Austria
Rusch (UK) Ltd.                                                       UK
Rusch France S.A.R.L.                                                 France
Rusch Hospital (11)                                                   Germany
Rusch Hospital S.r.l.                                                 Italy
Rusch Italia S.A.R.L.                                                 Italy
Rusch Manufacturing (UK) Ltd.                                         UK
Rusch Manufacturing Sdn. Berhad                                       Malaysia
Rusch Medica Espana SA                                                Spain
Rusch Medical, S.A. (12)                                              France

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION OF
SUBSIDIARY                                                          INCORPORATION
Rusch Mexico, S.A. de C.V.                                            Mexico
Rusch Sdn. Berhad                                                     Malaysia
Rusch Uruguay Ltda.                                                   Uruguay
Rusch-Pilling Limited                                                 Canada
S. Asferg Hospitalsartikler ApS                                       Denmark
Scila Clusienne                                                       France
Shanghai Lone Star Cable Company, LTD                                 China
Shanghai Teleflex Auto Parts Co., Ltd.                                China
Shanghai Teleflex Morse Dongfeng Control Systems Co., Ltd.            China
Sierra International Inc.                                             Illinois
Simal S.A.                                                            Belgium
Southwest Wire Rope GP LLC                                            Delaware
Southwest Wire Rope, LP.                                              Texas
Spiralflex Srl                                                        Italy
SSI Surgical Services, Inc. (13)                                      New York
Steamer Holding AB                                                    Sweden
Technology Development Corporation                                    Pennsylvania
Technology Holding Company                                            Delaware
Technology Holding Company II                                         Delaware
Technology Holding Company III                                        Delaware
Telair International AB                                               Sweden
Telair International GmbH (14)                                        Germany
Telair International Incorporated (15)                                California
Telair International Incorporated                                     Delaware
Telair International Services GmbH                                    Germany
Telair International Services PTE LTD                                 Singapore
Teleflex (Canada) Limited                                             Canada (B.C.)
Teleflex Aerospace Manufacturing (France) SARL (16)                   France
Teleflex Aerospace Manufacturing (Tourolle) S.A. (17)                 France
Teleflex Aerospace Manufacturing de Mexico s. de R.L. de C.V. (18)    Mexico
Teleflex Aerospace Manufacturing Group, Inc. (19)                     Delaware
Teleflex Automotive (Co-Partnership)                                  Michigan
Teleflex Automotive Germany GmbH (20)                                 Germany
Teleflex Automotive de Mexico S.A. de C.V.                            Mexico
Teleflex Automotive Manufacturing Corporation                         Delaware
Teleflex do Brasil S.A.                                               Brasil
Teleflex Canada LP                                                    Canada
Teleflex Castings LLC                                                 Delaware
Teleflex Capro Pty Ltd                                                Australia
Teleflex-CT Devices Incorporated                                      Delaware
Telelfex Fluid Systems (Europe) BV                                    Netherlands

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION OF
SUBSIDIARY                                                          INCORPORATION
Teleflex Fluid Systems (Europe) SA                                    Spain
Teleflex Fluid Systems, Inc.                                          Connecticut
Teleflex Fluid Systems (UK) Limited                                   UK
Teleflex Funding Corporation                                          Delaware
TeleflexGFI Control Systems, Inc.                                     Delaware
Teleflex GFI Control Systems LP                                       Canada
Teleflex GFI Europe B.V.                                              Netherlands
Teleflex Holding Company II                                           Delaware
Teleflex Holding Company (21)                                         Canada
Teleflex Holding Malta I                                              Malta
Teleflex Holding Malta II                                             Malta
Teleflex Holding Netherlands B.V.                                     Netherlands
Teleflex Holding Singapore Ptc. Ltd.                                  Singapore
Teleflex Industries Limited                                           UK
Teleflex Limited                                                      UK
Teleflex Machine Products, Inc.                                       Delaware
Teleflex Medical de Mexico, SA. De C.V.                               Mexico
Teleflex Medical Private Limited                                      India
Teleflex Medical s.a. (22)                                            France
Teleflex Megatech Inc.                                                Ontario
Teleflex Morse GmbH                                                   Germany
Teleflex Morse Limited                                                UK
Teleflex-Morse (N.Z.) Limited                                         New Zealand
Teleflex Morse Pte. Ltd.                                              Singapore
Teleflex Morse PTY Limited                                            Australia
Teleflex Morse Stockholm AB (formerly Morse Controls AB)              Sweden
Teleflex (Shenyang) Auto Parts Manufacture Co., Ltd.                  China
Teleflex TTS LLC                                                      Delaware
Teleflex Turbine Services Corporation (23)                            New York
Teleflex Turbine Services Construction Corporation                    Louisiana
Teleflex UK Limited                                                   UK
Texas Repair LLC                                                      Delaware
TFX Automotive LTD (24)                                               UK
TFX Engineering Ltd.                                                  Bermuda
TFX Equities Incorporated                                             Delaware
TFX Financial Services (UK)                                           UK
TFX Foreign Sales Corporation                                         Barbados
TFX Group Limited                                                     UK
TFX Group LLC                                                         Delaware
TFX Holding LP                                                        Canada
TFX Holding GmbH                                                      Germany

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

                                                                   JURISDICTION OF
SUBSIDIARY                                                          INCORPORATION
TFX International Corporation                                         Delaware
TFX International S. A.(25)                                           France
TFX Marine Incorporated                                               Delaware
TFX Medical Incorporated (26)                                         Delaware
TFX North America Inc.                                                Delaware
TFX Medical Wire Products, Inc.                                       Delaware
TFX Scandinavia AB (27)                                               Sweden
Top Surgical GmbH                                                     Germany
United Parts Driver Control Systems B.V.                              The Netherlands
United Parts Driver Control Systems (UK) Ltd                          UK
United Parts Driver Control Systems (Holding) GmbH                    Germany
United Parts de Mexico SA de CV                                       Mexico
United Parts France S.A.                                              France
United Parts Group B.V.                                               The Netherlands
United Parts FHS Automobile Systeme GmbH                              Germany
United Parts s.a.                                                     France
United Parts Slovakia sro                                             Slovakia
Victor Huber GmbH                                                     Germany
Willy Rusch GmbH                                                      Germany
Willy Rusch Grundstucks und Beteiligungs AG + Co KG ("Rusch G B")     Germany

1.    Trades as Teleflex Aerospace Manufacturing Group-Indiana

2.    Trades as Teleflex Automotive

3.    Trades as Teleflex Automotive

4.    Trades as Teleflex Automotive

5.    Trades as Teleflex Automotive

6.    Trades as Rusch Inc.

7.    Trades as Sermatech-Lehr and Teleflex Aerospace Manufacturing Group-Ohio

8.    Trades as Weck Closure Systems

9. Trades as Pilling Weck Surgical, Pilling, Pilling Surgical, Weck Closure Systems and Weck Surgical

10.   Formerly Rusch-Pilling (Asia) PTE LTD.

11.   Formerly Asid Bonz GmbH

12.   Formerly Europe Medical, S.A.

13.   Formerly Medical Sterilization, Inc.

14.   Formerly Scandinavian Bellyloading Co. AB

15.   Formerly The Talley Corporation. Trades as Teleflex Control Systems

16.   Formerly Sermatech Mal-Tool SARL

17.   Formerly Sermatech-Tourelle S.A.

18.   Formerly Sermatech de Mexico s. de R.L. de C.V.

19.   Formerly Sermatech Engineering Group, Inc.

20.   Formerly Telair Cargo Electronic Systems GmbH

21.   Formerly GFI Control Systems Inc.

22.   Formerly Rusch Pilling S.A.

23.   Formerly Turbine Technology Services Corporation

24.   Formerly S.J. Clark (Cables) Limited. Trades as Clarks Cables.

25.   Formerly Mal Tool & Engineering SARL

26.   Trades as TFX Fluoroplastics

27.   Formerly TFX Controls AB